Supplement dated April 26, 2017 to the following:

Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented
Spinnaker Choice Variable Annuity® Prospectus dated May 1, 2008 as supplemented

Effective May 1, 2017, The Dreyfus Socially Responsible Growth Fund, Inc. will change its name to The Dreyfus Sustainable U.S. Equity Portfolio, Inc. Accordingly, the disclosure under Section 4: Investment Options is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
The Dreyfus Sustainable U.S. Equity Portfolio Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	The fund seeks long-term capital appreciation.	Newton Investment Management (North America) Limited

Any references to The Dreyfus Socially Responsible Growth Fund, Inc. in the prospectuses are replaced with The Dreyfus Sustainable U.S. Equity Portfolio, Inc.